                                                                    Exhibit 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 2 to Registration Statement No. 333-112091 on Form S-3 of our report dated January 19, 2004 relating to the financial statements, which appears in Concord Communications, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2005